                                                                 Exhibit (d)(ii)

                               AMENDED SCHEDULE A
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Fund                                                                        Effective Date
----                                                                        --------------
Schwab International Index Fund                                             July 21, 1993

Schwab Small-Cap Index Fund                                                 October 14, 1993

Schwab MarketTrack Growth Portfolio (formerly known as
Schwab Asset Director-High Growth Fund)                                     September 25, 1995

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset       September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab Asset   September 25, 1995
Director-Conservative Growth Fund)

Schwab S&P 500 Index Fund                                                   February 28, 1996

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)           May 21, 1996

Laudus International MarketMasters Fund (formerly known as Schwab           September 2, 1996
International MarketMasters Fund, Schwab MarketManager International
Portfolio and Schwab OneSource Portfolios-International)

Laudus U.S. MarketMasters Fund (formerly known as Schwab U.S.               October 13, 1996
MarketMasters Fund, Schwab MarketManager Growth Portfolio and Schwab
OneSource Portfolios-Growth Allocation)

Schwab Balanced Fund (formerly known as Schwab Viewpoints Fund, Laudus      October 13, 1996
Balanced MarketMasters Fund, Schwab Balanced MarketMasters Fund, Schwab
MarketManager Balanced Portfolio and Schwab OneSource Portfolios-Balanced
Allocation)

Laudus Small-Cap MarketMasters Fund (formerly known as Schwab Small-Cap     August 3, 1997
MarketMasters Fund, Schwab MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab Asset    April 16, 1998
Director-Aggressive Growth Fund)

Schwab Institutional Select S&P 500 Fund (formerly known as Institutional   October 28, 1998
Select S&P 500 Fund)

Schwab Total Stock Market Index Fund                                        April 15, 1999

Financial Services Focus Fund                                               May 15, 2000

Health Care Focus Fund                                                      May 15, 2000

Schwab Hedged Equity Fund                                                   August 6, 2002

Schwab Small-Cap Equity Fund                                                May 19, 2003

Schwab Dividend Equity Fund                                                 September 23, 2003

Schwab Premier Equity Fund                                                  November 16, 2004

Schwab Target 2010 Fund                                                     May 24, 2005

Schwab Target 2015 Fund                                                     November 12, 2007

Schwab Target 2020 Fund                                                     May 24, 2005

Schwab Target 2025 Fund                                                     November 12, 2007

Schwab Target 2030 Fund                                                     May 24, 2005

Schwab Target 2035 Fund                                                     November 12, 2007

Schwab Target 2040 Fund                                                     May 24, 2005

Schwab Retirement Fund                                                      May 24, 2005

Schwab Large Cap Growth Fund                                                May 24, 2005

Schwab Fundamental US Large Company Index Fund                              February 28, 2007

Schwab Fundamental US Small-Mid Company Index Fund                          February 28, 2007

Schwab Fundamental International Large Company Index Fund                   February 28, 2007

Schwab Fundamental Emerging Markets Index Fund                              November 12, 2007

Schwab Fundamental International Small-Mid Company Index Fund               November 12, 2007

Schwab Monthly Income Fund -- Moderate Payout                               February 25, 2008

Schwab Monthly Income Fund -- Enhanced Payout                               February 25, 2008

Schwab Monthly Income Fund -- Maximum Payout                                February 25, 2008



                                      SCHWAB CAPITAL TRUST

                                      By:  /s/ Jeffrey Mortimer
                                          ------------------------
                                          Jeffrey Mortimer,
                                          Senior Vice President
                                          and Chief Investment Officer

                                      CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                                      By:  /s/ Randall W. Merk
                                          ---------------------------------
                                          Randall W. Merk,
                                          President and Chief Executive Officer

Dated as of March 3, 2008

                                   SCHEDULE B
             TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                     BETWEEN
       SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.


                              ADVISORY FEE SCHEDULE
    THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND
              ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:



Fund                                      Fee
----                                      ---
Schwab International Index                Fund Forty-three one-hundredths of one
                                          percent (0.43%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million and thirty-eight
                                          one-hundredths of one percent (0.38%)
                                          of such net assets over $500 million

Schwab Small-Cap Index Fund               Thirty-three one-hundredths of one
                                          percent (0.33%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million and twenty-eight
                                          one-hundredths of one percent (0.28%)
                                          of such net assets over $500 million

Schwab MarketTrack Growth Portfolio       Forty-four one-hundredths of one
(formerly known as Schwab Asset           percent (0.44%) of the Fund's average
Director-High Growth Fund)                daily net assets not in excess of $500
                                          million, and thirty-nine one
                                          hundredths of one percent (0.39%) of
                                          such net assets over $500 million

Schwab MarketTrack Balanced Portfolio     Forty-four one-hundredths of one
(formerly known as Schwab Asset           percent (0.44%) of the Fund's average
Director-Balanced Growth Fund)            daily net assets not in excess of $500
                                          million, and thirty-nine one
                                          hundredths of one percent (0.39%) of
                                          such net assets over $500 million

Schwab MarketTrack Conservative           Forty-four one-hundredths of one
Portfolio (formerly known as Schwab       percent (0.44%) of the Fund's average
Asset Director-Conservative Growth Fund)  daily net assets not in excess of $500 million, and thirty-nine one
                                          hundredths of one percent (0.39%) of
                                          such net assets over $500 million

Schwab S&P 500 Index Fund                 Fifteen one-hundredths of one percent
                                          (0.15%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; nine one-hundredths of one
                                          percent (0.09%) of such net assets
                                          over $500 million but not in excess of
                                          $5 billion; eight one-hundredths of
                                          one percent (0.08%) of the Fund's
                                          daily net assets over $5 billion but
                                          not in excess of $10 billion; and
                                          seven one-hundredths of one percent
                                          (0.07%) of such net assets over $10
                                          billion

Fund                                      Fee
----                                      ---
Schwab Core Equity Fund (formerly known   Fifty-four one-hundredths of one
as Schwab Analytics Fund)                 percent (0.54%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million, and forty nine-one-hundredths
                                          of one percent (0.49%) of such net
                                          assets over $500 million

Laudus International MarketMasters Fund   One percent and forty one-hundredths
(formerly known as Schwab International   of one percent (1.40%) of the Fund's
MarketMasters Fund, Schwab MarketManager  average daily net assets (as of
International Portfolio and Schwab        February 28, 2005, one percent and
OneSource Portfolios-International)       twenty-nine one-hundredths of one
                                          percent (1.29%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million; one percent and two hundred
                                          seventy-five one-thousandths of one
                                          percent (1.275%) of such net assets
                                          over $500 million but not in excess of
                                          $1 billion; and one percent and
                                          twenty-five one-hundredths of one
                                          percent (1.25%) of such net assets
                                          over $1 billion)

Laudus U.S. MarketMasters Fund (formerly One percent (1.00%) of the Fund's known as Schwab U.S. MarketMasters Fund, average daily net assets (as of
Schwab MarketManager Growth Portfolio     February 28, 2005, nine hundred
and Schwab OneSource Portfolios-          twenty-five one-thousandths of one
Growth Allocation)                        percent (0.925%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million; ninety-two one-hundredths of
                                          one percent (0.92%) of such net assets
                                          over $500 million but not in excess of
                                          $1 billion; and ninety-one
                                          one-hundredths of one percent (0.91%)
                                          of such net assets over $1 billion)

Schwab Balanced Fund (formerly known as   Eighty-five one-hundredths of one
Schwab Viewpoints Fund, Laudus Balanced   percent (0.85%) of the Fund's average
MarketMasters Fund, Schwab Balanced       daily net assets (as of February 28,
MarketMasters Fund, Schwab MarketManager  2005, seven hundred seventy-five
Balanced Portfolio and Schwab OneSource   one-hundredths of one percent (0.775%)
Portfolios-Balanced Allocation)           of the Fund's average daily net assets
                                          not in excess of $500 million;
                                          seventy-five one-hundredths of one
                                          percent (0.75%) of such net assets
                                          over $500 million but not in excess of
                                          $1 billion; and seven hundred
                                          twenty-five one-thousandths of one
                                          percent (0.725%) of such net assets
                                          over $1 billion)

Laudus Small-Cap MarketMasters Fund       One percent and thirty one-hundredths
(formerly known as Schwab Small-Cap       of one percent (1.30%) of the Fund's
MarketMasters Fund, Schwab MarketManager  average daily net assets (as of
Small Cap Portfolio and Schwab OneSource  February 28, 2005, one percent and
Portfolios-Small Company)                 seventeen one-hundredths of one
                                          percent (1.17%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million; one percent and thirteen
                                          one-hundredths of one percent (1.13%)
                                          of such net assets over $500 million
                                          but not in excess of $1 billion; and
                                          one percent and seven one-hundredths
                                          of one percent (1.07%) of such net
                                          assets over $1 billion)

Fund                                      Fee
----                                      ---
Schwab Market Track All Equity Portfolio  Forty-four one-hundredths of one
(formerly known as Director-               percent (0.44%) of the Fund's average
Aggressive Growth Fund)                   daily net assets not in excess of
                                          $500 million, and thirty-nine
                                          one-hundredths of one percent (0.39%)
                                          of such net assets over $500 million

Schwab Institutional Select S&P 500 Fund  Fifteen one-hundredths of one percent
(formerly known as Institutional          (0.15%) of the Fund's average daily
Select S&P 500 Fund)                      net assets not in excess of $500
                                          million; nine one-hundredths of one
                                          percent (0.09%) of the Fund's average
                                          daily net assets not in excess of $5
                                          billion; eight one-hundredths of
                                          one-percent (0.08%) of the Fund's
                                          average daily net assets not in excess
                                          of $$10 billion; and seven
                                          one-hundredths of one percent (0.7%)
                                          of such net assets over $10 billion.

Schwab Total Stock Market Index Fund      Thirty one-hundredths of one percent
                                          (0.30%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; and twenty-two one-hundredths
                                          of one percent (0.22%) of such net
                                          assets over $500 million

Schwab Financial Services Fund            Fifty-four one-hundredths of one
(formerly known as Financial Services     percent (0.54%) of the Fund's average
Focus Fund)                               daily net assets (as of February 28,
                                          2005, fifty-four one-hundredths of one
                                          percent (0.54%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million; five hundred fifteen
                                          one-thousandths of one percent
                                          (0.515%) of such net assets over $500
                                          million but not in excess of $1
                                          billion; and forty-nine one-hundredths
                                          of one percent (0.49%) of such net
                                          assets over $1 billion)

Schwab Health Care Fund (formerly know    Fifty-four one-hundredths of one
as Health Care Focus Fund)                percent (0.54%) of the Fund's average
                                          daily net assets (as of February 28,
                                          2005, fifty-four one-hundredths of one
                                          percent (0.54%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million; five hundred fifteen
                                          one-thousandths of one percent
                                          (0.515%) of such net assets over $500
                                          million but not in excess of $1
                                          billion; and forty-nine one-hundredths
                                          of one percent (0.49%) of such net
                                          assets over $1 billion)

Fund                                      Fee
----                                      ---
Schwab Hedged Equity Fund                 One percent and seventy-five
                                          one-hundredths of one percent (1.75%)
                                          of the Fund's average daily net assets
                                          (as of February 28, 2005, one percent
                                          and six hundred seventy-five
                                          one-thousandths of one percent
                                          (1.675%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; one percent and sixty-five
                                          one-hundredths of one percent (1.65%)
                                          of such net assets over $500 million
                                          but not in excess of $1 billion; one
                                          percent and sixty-three one-hundredths
                                          of one percent (1.63%) of such net
                                          assets over $1 billion)

Schwab Small-Cap Equity Fund              One percent and five one-hundredths of
                                          one percent (1.05%) of the Fund's
                                          average daily net assets (as of
                                          February 28, 2005, nine hundred and
                                          seventy-five one-thousandths of one
                                          percent (0.975%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million; ninety-three one-hundredths
                                          of one percent (0.93%) of such net
                                          assets over $500 million but not in
                                          excess of $1 billion; ninety-one
                                          one-hundredths of one percent (0.91%)
                                          of such net assets over $1 billion)

Schwab Dividend Equity Fund               Eighty-five one-hundredths of one
                                          percent (0.85%) of the Fund's average
                                          daily net assets (as of February 28,
                                          2005, seven hundred and seventy-five
                                          one-thousandths of one percent
                                          (0.775%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; seventy-seven one-hundredths
                                          of one percent (0.77%) of such net
                                          assets over $500 million but not in
                                          excess of $1 billion; seventy-six
                                          one-hundredths of one percent (0.76%)
                                          of such net assets over $1 billion)

Schwab Premier Equity Fund                Ninety-one one-hundredths of one
                                          percent (0.91%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million; eight hundred and eighty-five
                                          one-thousandths of one percent
                                          (0.885%) of such net assets over $500
                                          million but not in excess of $1
                                          billion; eighty-six one-hundredths of
                                          one percent (0.86%) of such net assets
                                          over $1 billion

Schwab Target 2010 Fund                   Zero percent (0%) of the Fund's
                                          average daily net assets

Schwab Target 2015 Fund                   Zero percent (0%) of the Fund's
                                          average daily net assets

Schwab Target 2020 Fund                   Zero percent (0%) of the Fund's
                                          average daily net assets

Fund                                      Fee
----                                      ---
Schwab Target 2025 Fund                   Zero percent (0%) of the Fund's
                                          average daily net assets

Schwab Target 2030 Fund                   Zero percent (0%) of the Fund's
                                          average daily net assets

Schwab Target 2035 Fund                   Zero percent (0%) of the Fund's
                                          average daily net assets

Schwab Target 2040 Fund                   Zero percent (0%) of the Fund's
                                          average daily net assets

Schwab Retirement Fund                    Zero percent (0%) of the Fund's
                                          average daily net assets

Schwab Large-Cap Growth Fund              Eighty-seven one-hundredths of one
                                          percent (0.87%) of the Fund's average
                                          daily net assets not in excess of $500
                                          million; eighty-five one-hundredths of
                                          one percent (0.85%) of such net assets
                                          over $500 million but not in excess of
                                          $1 billion; eighty-three
                                          one-hundredths of one percent (0.83%)
                                          of such net assets over $1 billion but
                                          not in excess of $2 billion;
                                          eighty-one one-hundredths (0.81%) of
                                          such net assets over $2 billion

Schwab Fundamental US Large Company       Thirty one-hundredths of one percent
Index Fund                                (0.30%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; twenty-two one-hundredths of
                                          one percent (0.22%) of such net assets
                                          over $500 million but not in excess of
                                          $5 billion; twenty one-hundredths of
                                          one percent (0.20%) of such net assets
                                          over $5 billion but not in excess of
                                          $10 billion; eighteen one-hundredths
                                          (0.18%) of such net assets over $10
                                          billion

Schwab Fundamental US Small-Mid Company   Thirty one-hundredths of one percent
Index Fund                                (0.30%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; twenty-two one-hundredths of
                                          one percent (0.22%) of such net assets
                                          over $500 million but not in excess of
                                          $5 billion; twenty one-hundredths of
                                          one percent (0.20%) of such net assets
                                          over $5 billion but not in excess of
                                          $10 billion; eighteen one-hundredths
                                          (0.18%) of such net assets over $10
                                          billion

Fund                                      Fee
----                                      ---
Schwab Fundamental International Large    Thirty one-hundredths of one percent
Company Index Fund                        (0.30%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; twenty-two one-hundredths of
                                          one percent (0.22%) of such net assets
                                          over $500 million but not in excess of
                                          $5 billion; twenty one-hundredths of
                                          one percent (0.20%) of such net assets
                                          over $5 billion but not in excess of
                                          $10 billion; eighteen one-hundredths
                                          (0.18%) of such net assets over $10
                                          billion

Schwab Fundamental Emerging Markets       Fifty one-hundredths of one percent
Index Fund                                (0.50%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; forty-eight one-hundredths of
                                          one percent (0.48%) of such net assets
                                          over $500 million but not in excess of
                                          $5 billion; forty-six one-hundredths
                                          of one percent (0.46%) of such net
                                          assets over $5 billion but not in
                                          excess of $10 billion; forty-four
                                          one-hundredths (0.44%) of such net
                                          assets over $10 billion

Schwab Fundamental International          Forty one-hundredths of one percent
Small-Mid Company Index Fund              (0.40%) of the Fund's average daily
                                          net assets not in excess of $500
                                          million; thirty-eight one-hundredths
                                          of one percent (0.38%) of such net
                                          assets over $500 million but not in
                                          excess of $5 billion; thirty-six
                                          one-hundredths of one percent (0.36%)
                                          of such net assets over $5 billion but
                                          not in excess of $10 billion;
                                          thirty-four one-hundredths (0.34%) of
                                          such net assets over $10 billion

Schwab Monthly Income Fund --             Zero percent (0%) of the Fund's
Moderate Payout                           average daily net assets

Schwab Monthly Income Fund --             Zero percent (0%) of the Fund's
Enhanced Payout                           average daily net assets

Schwab Monthly Income Fund --             Zero percent (0%) of the Fund's
Maximum Payout                            average daily net assets

                              SCHWAB CAPITAL TRUST

                              By: /s/ Jeffery Morimer
                                  ----------------------------
                                      Jeffrey Mortimer,
                                      Senior Vice President
                                      and Chief Investment Officer

                              CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

                              By: /s/ Randall W. Merk
                                  ---------------------------
                                      Randall W. Merk,
                                      President and Chief Executive Officer

Dated as of March 3, 2008